Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Endurance Specialty Holdings Ltd.

Wellesley House, 90 Pitts Bay Rd.

Pembroke HM 08, Bermuda

Investor Relations

Phone: (441) 278-0988

Fax: (441) 278-0493

email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 and in our most recent Quarterly Report on Form 10-Q.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2010 and 2009 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM—Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,

		QUARTER ENDED DECEMBER 31,		FOR THE YEAR ENDED DECEMBER 31,		Previous Quarter	Previous Year to Date
		2011	2010	2011	2010	Change	Change

HIGHLIGHTS	Net (loss) income	$(27,376)	$111,228	$(93,734)	$364,738	(124.6)%	(125.7)%
	Net (loss) income (attributable) available to common and participating common shareholders	(35,563)	107,353	(117,859)	349,238	(133.1)%	(133.7)%
	Net (loss) income allocated to common shareholders	(35,784)	105,317	(118,820)	342,643	(134.0)%	(134.7)%
	Operating (loss) income [a]	(31,303)	108,260	(128,178)	345,535	(128.9)%	(137.1)%
	Operating (loss) income (attributable) available to common and participating common shareholders [a]	(39,490)	104,385	(152,303)	330,035	(137.8)%	(146.1)%
	Operating (loss) income allocated to common shareholders [a]	(39,711)	102,405	(153,264)	323,800	(138.8)%	(147.3)%
	Operating cash flow	(56,214)	16,594	281,285	407,174	(438.8)%	(30.9)%
	Net investment income	40,594	56,874	147,037	200,358	(28.6)%	(26.6)%
	Gross premiums written	262,966	189,225	2,467,114	2,053,236	39.0%	20.2%
	Net premiums written	187,864	158,115	1,979,821	1,763,744	18.8%	12.3%
	Net premiums earned	500,489	449,736	1,931,393	1,741,113	11.3%	10.9%
	Total assets	8,292,615	7,979,405	8,292,615	7,979,405	3.9%	3.9%
	Total shareholders’ equity	2,611,165	2,848,153	2,611,165	2,848,153	(8.3)%	(8.3)%
PER SHARE AND SHARES DATA	Basic (losses) earnings per common share
	Net (loss) income (as reported)	$(0.88)	$2.22	$(2.95)	$6.73	(139.6)%	(143.8)%
	Operating (loss) income (as reported) [a]	$(0.98)	$2.16	$(3.81)	$6.36	(145.4)%	(159.9)%
	Diluted (losses) earnings per common share
	Net (loss) income (as reported)	$(0.88)	$2.09	$(2.95)	$6.38	(142.1)%	(146.2)%
	Operating (loss) income (as reported) [a]	$(0.98)	$2.04	$(3.81)	$6.03	(148.0)%	(163.2)%

As Reported	Weighted average common shares outstanding	40,641	47,385	40,215	50,882	(14.2)%	(21.0)%
	Weighted average common shares outstanding and dilutive potential common shares [e]	40,641	50,303	40,215	53,728	(19.2)%	(25.2)%
	Common dividends paid per share	$0.30	$0.25	$1.20	$1.00	20.0%	20.0%
Book Value Per	Book value [b]	$51.48	$57.25	$51.48	$57.25	(10.1)%	(10.1)%
Common Share	Diluted book value (treasury stock method) [b]	$50.56	$52.74	$50.56	$52.74	(4.1)%	(4.1)%

FINANCIAL RATIOS	Return on average common equity (ROAE), net (loss) income [c]	(1.6)%	4.0%	(4.9)%	13.3%	(5.6)	(18.2)
	ROAE, operating (loss) income [a] [c]	(1.8)%	3.9%	(6.3)%	12.6%	(5.7)	(18.9)
	Return on beg. common equity (ROBE), net (loss) income [d]	(1.6)%	3.9%	(4.5)%	13.5%	(5.5)	(18.0)
	ROBE, operating (loss) income [a] [d]	(1.8)%	3.8%	(5.8)%	12.8%	(5.6)	(18.6)

	Annualized ROAE, net (loss) income [c]	(6.5)%	16.0%	(4.9)%	13.3%	(22.5)	(18.2)
	Annualized ROAE, operating (loss) income [a] [c]	(7.2)%	15.6%	(6.3)%	12.6%	(22.8)	(18.9)
	Annualized ROBE, net (loss) income [d]	(6.4)%	15.6%	(4.5)%	13.5%	(22.0)	(18.0)
	Annualized ROBE, operating (loss) income [a] [d]	(7.2)%	15.2%	(5.8)%	12.8%	(22.4)	(18.6)
	Annualized investment yield	2.6%	3.3%	2.4%	3.3%	(0.7)	(0.9)

GAAP	Loss ratio	82.4%	54.8%	84.6%	59.6%	27.6	25.0
	Acquisition expense ratio	15.4%	14.7%	14.6%	15.2%	0.7	(0.6)
	General and administrative expense ratio	14.7%	15.1%	13.7%	13.9%	(0.4)	(0.2)

	Combined ratio	112.5%	84.6%	112.9%	88.7%	27.9	24.2

[a]	Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net (loss) income.

[b]	For detailed calculations, please refer to page 33.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares (year to date beginning liquidation value $200 million).

[d]	Beginning common equity for the stated periods excludes the liquidation value of the preferred shares (quarter to date beginning liquidation value $430 million, year to date beginning liquidation value $200 million).

[e]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF (LOSS) INCOME—QUARTERLY

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	QUARTERS ENDED
	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$262,966	$700,866	$502,924	$1,000,358	$189,225	$209,367
Premiums ceded	(75,102)	(149,539)	(61,166)	(201,486)	(31,110)	(62,925)

Net premiums written	$187,864	$551,327	$441,758	$798,872	$158,115	$146,442
Change in unearned premiums	312,625	10,166	44,820	(416,039)	291,621	247,501

Net premiums earned	$500,489	$561,493	$486,578	$382,833	$449,736	$393,943
Other underwriting (loss) income	(1,425)	(2,141)	1,088	(1,069)	410	(284)

Total underwriting revenues	$499,064	$559,352	$487,666	$381,764	$450,146	$393,659

UNDERWRITING EXPENSES
Net losses and loss expenses	$412,152	$456,691	$361,970	$401,853	$246,424	$164,005
Acquisition expenses	77,157	72,249	67,887	65,618	66,133	72,821
General and administrative expenses	73,731	58,574	65,886	65,961	67,756	57,932

Total underwriting expenses	$563,040	$587,514	$495,743	$533,432	$380,313	$294,758

Underwriting (loss) income	$(63,976)	$(28,162)	$(8,077)	$(151,668)	$69,833	$98,901

OTHER OPERATING REVENUE
Net investment income	$40,594	$14,100	$39,842	$52,501	$56,874	$59,257
Interest expense	(9,088)	(9,055)	(9,057)	(9,054)	(9,053)	(7,541)
Amortization of intangibles	(2,413)	(2,976)	(3,026)	(2,798)	(2,696)	(2,699)

Total other operating revenue	$29,093	$2,069	$27,759	$40,649	$45,125	$49,017

(LOSS) INCOME BEFORE OTHER ITEMS	$(34,883)	$(26,093)	$19,682	$(111,019)	$114,958	$147,918
OTHER
Net foreign exchange (losses) gains	$(233)	$4,085	$(3,348)	$6,918	$(3,476)	$(1,008)
Net realized and unrealized investment gains	5,331	1,033	21,532	3,775	7,314	3,166

Total other-than-temporary impairment losses	(751)	(168)	(484)	(1,256)	(48)	(561)
Portion of loss recognised in other comprehensive income	50	(72)	(448)	(391)	(663)	(423)

Net impairment losses recognised in (losses) earnings [a]	(701)	(240)	(932)	(1,647)	(711)	(984)

Income tax benefit (expense)	3,110	1,197	4,143	14,556	(6,857)	5,733

NET (LOSS) INCOME	$(27,376)	$(20,018)	$41,077	$(87,417)	$111,228	$154,825
Preferred dividends	(8,187)	(8,188)	(3,875)	(3,875)	(3,875)	(3,875)

NET (LOSS) INCOME (ATTRIBUTABLE) AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$(35,563)	$(28,206)	$37,202	$(91,292)	$107,353	$150,950

KEY RATIOS/PER SHARE DATA

Loss ratio	82.4%	81.3%	74.4%	105.0%	54.8%	41.6%
Acquisition expense ratio	15.4%	12.9%	14.0%	17.1%	14.7%	18.5%
General and administrative expense ratio	14.7%	10.4%	13.5%	17.2%	15.1%	14.7%

Combined ratio	112.5%	104.6%	101.9%	139.3%	84.6%	74.8%

Basic (losses) earnings per common share	$(0.88)	$(0.71)	$0.92	$(2.25)	$2.22	$2.69
Diluted (losses) earnings per common share	$(0.88)	$(0.71)	$0.87	$(2.25)	$2.09	$2.56

ROAE, net (loss) income [b]	(1.6)%	(1.3)%	1.7%	(3.8)%	4.0%	5.9%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF (LOSS) INCOME—YTD

	September 30,	September 30,	September 30,
	YEAR ENDED
	DEC. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$2,467,114	$2,053,236	$2,021,450
Premiums ceded	(487,293)	(289,492)	(415,400)

Net premiums written	$1,979,821	$1,763,744	$1,606,050
Change in unearned premiums	(48,428)	(22,631)	27,142

Net premiums earned	$1,931,393	$1,741,113	$1,633,192
Other underwriting (loss) income	(3,547)	(1,636)	3,914

Total underwriting revenues	$1,927,846	$1,739,477	$1,637,106

UNDERWRITING EXPENSES
Net losses and loss expenses	$1,632,666	$1,038,100	$866,640
Acquisition expenses	282,911	264,228	267,971
General and administrative expenses	264,152	241,920	237,154

Total underwriting expenses	$2,179,729	$1,544,248	$1,371,765

Underwriting (loss) income	$(251,883)	$195,229	$265,341

OTHER OPERATING REVENUE
Net investment income	$147,037	$200,358	$284,200
Interest expense	(36,254)	(34,762)	(30,174)
Amortization of intangibles	(11,213)	(10,460)	(10,463)

Total other operating revenue	$99,570	$155,136	$243,563

(LOSS) INCOME BEFORE OTHER ITEMS	$(152,313)	$350,365	$508,904
OTHER
Net foreign exchange gains	$7,422	$2,989	$29,740
Net realized and unrealized investment gains	31,671	22,488	6,303

Total other-than-temporary impairment losses	(2,659)	(2,695)	(50,993)
Portion of loss recognised in other comprehensive income	(861)	(1,249)	30,742

Net impairment losses recognised in (losses) earnings [a]	(3,520)	(3,944)	(20,251)

Income tax benefit (expense)	23,006	(7,160)	11,408

NET (LOSS) INCOME	$(93,734)	$364,738	$536,104
Preferred dividends	(24,125)	(15,500)	(15,500)

NET (LOSS) INCOME (ATTRIBUTABLE) AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$(117,859)	$349,238	$520,604

KEY RATIOS/PER SHARE DATA

Loss ratio	84.6%	59.6%	53.1%
Acquisition expense ratio	14.6%	15.2%	16.4%
General and administrative expense ratio	13.7%	13.9%	14.5%

Combined ratio	112.9%	88.7%	84.0%

Basic (losses) earnings per common share	$(2.95)	$6.73	$9.14
Diluted (losses) earnings per common share	$(2.95)	$6.38	$8.69

ROAE, net (loss) income [b]	(4.9)%	13.3%	22.7%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $200 million as of December 31, 2010 and 2009, liquidation value of $430 million as of December 31, 2011).

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	September 30,	September 30,	September 30,	September 30,	September 30,
	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010
ASSETS
Cash and cash equivalents	$890,914	$623,944	$750,844	$568,770	$609,852
Fixed maturity investments available for sale, at fair value	4,831,966	4,998,142	4,961,948	5,014,226	5,116,702
Short term investments available for sale, at fair value	67,802	323,119	303,895	48,186	70,444
Equity securities available for sale, at fair value	59,767	49,323	32,322	25,333	13,565
Other investments	432,658	386,785	395,078	401,450	376,652
Premiums receivable, net	636,727	1,192,455	1,154,480	1,049,129	827,609
Deferred acquisition costs	166,049	203,455	182,870	178,486	154,484
Securities lending collateral	—	—	84,652	72,657	59,886
Prepaid reinsurance premiums	149,670	204,961	198,708	248,275	107,977
Losses recoverable	666,928	479,132	369,081	340,908	319,349
Accrued investment income	29,708	30,851	31,189	29,164	32,934
Goodwill and intangible assets	181,828	183,857	186,835	189,501	181,954
Deferred tax assets	33,355	40,253	38,144	49,370	33,684
Receivable on pending investment sales	77,821	37,947	3,685	128,867	602
Other assets	67,422	80,013	66,309	71,859	73,711

TOTAL ASSETS	$8,292,615	$8,834,237	$8,760,040	$8,416,181	$7,979,405

LIABILITIES
Reserve for losses and loss expenses	$3,824,224	$3,910,537	$3,748,124	$3,566,198	$3,319,927
Reserve for unearned premiums	932,108	1,299,864	1,304,146	1,398,610	842,154
Deposit liabilities	26,887	28,860	30,300	32,768	32,505
Reinsurance balances payable	189,488	244,769	209,548	143,305	228,860
Securities lending payable	—	—	84,652	72,657	59,886
Debt	528,118	528,664	528,540	528,569	528,411
Payable on pending investment purchases	55,243	56,496	80,532	164,744	—
Other liabilities	125,382	129,097	103,922	101,066	119,509

TOTAL LIABILITIES	$5,681,450	$6,198,287	$6,089,764	$6,007,917	$5,131,252

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	—	—
Common shares	43,087	40,517	40,509	40,325	47,218
Additional paid-in capital	526,910	512,323	509,165	289,920	613,915
Accumulated other comprehensive income	169,130	162,584	159,720	151,386	157,151
Retained earnings	1,854,838	1,903,326	1,943,682	1,918,633	2,021,869

TOTAL SHAREHOLDERS’ EQUITY	$2,611,165	$2,635,950	$2,670,276	$2,408,264	$2,848,153

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,292,615	$8,834,237	$8,760,040	$8,416,181	$7,979,405

Book value per common share	$51.48	$55.47	$56.35	$55.91	$57.25
Diluted book value per common share (treasury stock method)	$50.56	$51.63	$52.20	$51.52	$52.74

RATIOS
Debt-to-capital	16.8%	16.7%	16.5%	18.0%	15.6%

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of January 1, 2012 is equal to 22.0% of Shareholders’ Equity as of December 31, 2011

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
		Estimated Occurrence Net Loss as of January 1, 2012					Jan. 1, 2011	Jan. 1, 2010
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane*	$288	$401	$484	$574	$703	$567	$592
Europe	Windstorm	118	213	294	384	508	463	486
California	Earthquake	46	227	337	409	539	456	430
Japan	Windstorm	51	160	234	317	365	363	348
Northwest U.S.	Earthquake	1	10	64	206	369	238	235
Japan	Earthquake	32	110	147	189	279	143	142
United States	Tornado/Hail	52	78	100	123	157	84	88
Australia	Earthquake	—	3	23	73	164	71	65
New Zealand	Earthquake	—	2	11	29	58	44	32
Australia	Windstorm	1	8	23	48	90	36	39
New Madrid	Earthquake	—	—	1	12	102	12	11

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 and our most recent Quarterly Report on Form 10-Q.

*	United States Windstorm estimated net losses as of January 1, 2012 are based on RMS version 11.0

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE YEAR ENDED DECEMBER 31, 2011

Net Premiums Written = $1,980 million

[a]	Other specialty includes the agriculture line in the Insurance segment and aerospace and marine and surety and other specialty lines in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	FOR THE QUARTERS ENDED
	DEC. 31, 2011			DEC. 31, 2010
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$167,766	$95,200	$262,966	$112,664	$76,561	$189,225

Net premiums written	$96,478	$91,386	$187,864	$81,643	$76,472	$158,115

Net premiums earned	$251,101	$249,388	$500,489	$205,528	$244,208	$449,736
Other underwriting (loss) income	(493)	(932)	(1,425)	4	406	410

Total underwriting revenues	$250,608	$248,456	$499,064	$205,532	$244,614	$450,146

UNDERWRITING EXPENSES
Net losses and loss expenses	$214,681	$197,471	$412,152	$129,168	$117,256	$246,424
Acquisition expenses	20,388	56,769	77,157	12,220	53,913	66,133
General and administrative expenses	43,754	29,977	73,731	36,812	30,944	67,756

Total expenses	$278,823	$284,217	$563,040	$178,200	$202,113	$380,313

UNDERWRITING (LOSS) INCOME	$(28,215)	$(35,761)	$(63,976)	$27,332	$42,501	$69,833

GAAP RATIOS
Loss ratio	85.5%	79.2%	82.4%	62.9%	48.0%	54.8%
Acquisition expense ratio	8.1%	22.8%	15.4%	5.9%	22.1%	14.7%
General and administrative expense ratio	17.4%	12.0%	14.7%	17.9%	12.7%	15.1%

Combined ratio AS REPORTED	111.0%	114.0%	112.5%	86.7%	82.8%	84.6%

Effect of favorable prior accident year reserve development	0.2%	16.6%	8.4%	5.6%	4.9%	5.2%

Combined ratio net of prior accident year reserve development	111.2%	130.6%	120.9%	92.3%	87.7%	89.8%

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	FOR THE QUARTERS ENDED
	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$167,766	$450,451	$225,750	$625,831	$112,664	$150,471

Net premiums written	$96,478	$303,210	$173,506	$432,296	$81,643	$88,432

Net premiums earned	$251,101	$318,602	$249,397	$162,492	$205,528	$191,151
Other underwriting (loss) income	(493)	(2,875)	—	—	4	89

Total underwriting revenues	$250,608	$315,727	$249,397	$162,492	$205,532	$191,240

UNDERWRITING EXPENSES
Net losses and loss expenses	$214,681	$260,206	$191,396	$98,836	$129,168	$119,297
Acquisition expenses	20,388	18,738	15,861	16,308	12,220	18,619
General and administrative expenses	43,754	29,328	36,227	36,806	36,812	28,813

Total expenses	$278,823	$308,272	$243,484	$151,950	$178,200	$166,729

UNDERWRITING (LOSS) INCOME	$(28,215)	$7,455	$5,913	$10,542	$27,332	$24,511

GAAP RATIOS
Loss ratio	85.5%	81.7%	76.7%	60.8%	62.9%	62.4%
Acquisition expense ratio	8.1%	5.9%	6.4%	10.0%	5.9%	9.7%
General and administrative expense ratio	17.4%	9.2%	14.5%	22.7%	17.9%	15.1%

Combined ratio AS REPORTED	111.0%	96.8%	97.6%	93.5%	86.7%	87.2%

Effect of favorable prior accident year reserve development	0.2%	3.9%	9.3%	21.3%	5.6%	11.2%

Combined ratio net of prior accident year reserve development	111.2%	100.7%	106.9%	114.8%	92.3%	98.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	Septe	Septe	Septe	Septe	Septe	Septe
	FOR THE QUARTERS ENDED
	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$95,200	$250,415	$277,174	$374,527	$76,561	$58,896

Net premiums written	$91,386	$248,117	$268,252	$366,576	$76,472	$58,010

Net premiums earned	$249,388	$242,891	$237,181	$220,341	$244,208	$202,792
Other underwriting (loss) income	(932)	734	1,088	(1,069)	406	(373)

Total underwriting revenues	$248,456	$243,625	$238,269	$219,272	$244,614	$202,419

UNDERWRITING EXPENSES
Net losses and loss expenses	$197,471	$196,485	$170,574	$303,017	$117,256	$44,708
Acquisition expenses	56,769	53,511	52,026	49,310	53,913	54,202
General and administrative expenses	29,977	29,246	29,659	29,155	30,944	29,119

Total expenses	$284,217	$279,242	$252,259	$381,482	$202,113	$128,029

UNDERWRITING (LOSS) INCOME	$(35,761)	$(35,617)	$(13,990)	$(162,210)	$42,501	$74,390

GAAP RATIOS
Loss ratio	79.2%	81.0%	71.9%	137.5%	48.0%	22.0%
Acquisition expense ratio	22.8%	22.0%	22.0%	22.4%	22.1%	26.7%
General and administrative expense ratio	12.0%	12.0%	12.5%	13.2%	12.7%	14.4%

Combined ratio AS REPORTED	114.0%	115.0%	106.4%	173.1%	82.8%	63.1%

Effect of favorable prior accident year reserve development	16.6%	13.2%	9.1%	6.4%	4.9%	9.7%

Combined ratio net of prior accident year reserve development	130.6%	128.2%	115.5%	179.5%	87.7%	72.8%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	FOR THE QUARTERS ENDED
	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$46,260	$289,656	$57,125	$508,705	$6,930	$33,430
Professional lines	45,110	39,559	49,181	35,469	36,690	49,915
Casualty	46,370	57,520	63,178	38,882	37,377	31,680
Property	18,669	30,049	35,904	24,690	22,134	26,479
Healthcare liability	10,276	33,652	20,454	18,137	10,811	9,650
Surety and other specialty	1,081	15	(92)	(52)	(1,278)	(683)

TOTAL INSURANCE	$167,766	$450,451	$225,750	$625,831	$112,664	$150,471

REINSURANCE SEGMENT
Catastrophe	$15,250	$46,275	$146,249	$138,247	$17,896	$13,939
Casualty	59,231	56,293	45,619	116,352	47,970	34,543
Property	15,087	129,203	52,185	70,087	8,628	9,710
Aerospace and Marine	1,119	5,891	26,743	20,838	2,380	1,716
Surety and other specialty	4,513	12,753	6,378	29,003	(313)	(1,012)

TOTAL REINSURANCE	$95,200	$250,415	$277,174	$374,527	$76,561	$58,896

REPORTED TOTALS	$262,966	$700,866	$502,924	$1,000,358	$189,225	$209,367

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	FOR THE QUARTERS ENDED
	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$9,121	$185,017	$46,049	$346,472	$2,372	$697
Professional lines	38,402	30,812	37,624	31,124	33,171	44,456
Casualty	30,139	37,664	43,811	25,759	25,536	19,875
Property	8,668	17,681	25,996	12,585	11,895	14,932
Healthcare liability	9,067	32,021	20,115	16,406	9,946	9,129
Surety and other specialty	1,081	15	(89)	(50)	(1,277)	(657)

TOTAL INSURANCE	$96,478	$303,210	$173,506	$432,296	$81,643	$88,432

REINSURANCE SEGMENT
Catastrophe	$14,753	$43,868	$139,337	$131,123	$17,896	$12,753
Casualty	59,234	56,292	45,617	115,554	47,965	34,537
Property	15,087	129,203	52,185	70,087	8,628	9,710
Aerospace and Marine	768	6,002	24,726	20,839	2,380	1,721
Surety and other specialty	1,544	12,752	6,387	28,973	(397)	(711)

TOTAL REINSURANCE	$91,386	$248,117	$268,252	$366,576	$76,472	$58,010

REPORTED TOTALS	$187,864	$551,327	$441,758	$798,872	$158,115	$146,442

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	FOR THE QUARTERS ENDED
	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$146,068	$215,830	$142,952	$59,808	$100,177	$81,065
Professional lines	37,580	34,343	37,788	36,175	37,167	39,948
Casualty	30,765	32,343	28,735	29,742	28,415	23,525
Property	16,735	16,636	19,566	16,593	20,362	16,929
Healthcare liability	19,168	19,435	20,445	20,224	20,684	19,943
Surety and other specialty	785	15	(89)	(50)	(1,277)	9,741

TOTAL INSURANCE	$251,101	$318,602	$249,397	$162,492	$205,528	$191,151

REINSURANCE SEGMENT
Catastrophe	$82,197	$86,395	$81,747	$76,335	$79,617	$75,937
Casualty	73,838	68,882	70,441	64,953	74,702	55,805
Property	67,911	62,519	58,643	52,452	64,229	46,829
Aerospace and Marine	13,052	12,236	13,154	13,587	11,312	11,155
Surety and other specialty	12,390	12,859	13,196	13,014	14,348	13,066

TOTAL REINSURANCE	$249,388	$242,891	$237,181	$220,341	$244,208	$202,792

REPORTED TOTALS	$500,489	$561,493	$486,578	$382,833	$449,736	$393,943

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	FOR THE YEARS ENDED
	DEC. 31, 2011			DEC. 31, 2010
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,469,798	$997,316	$2,467,114	$1,112,192	$941,044	$2,053,236

Net premiums written	$1,005,490	$974,331	$1,979,821	$829,864	$933,880	$1,763,744

Net premiums earned	$981,592	$949,801	$1,931,393	$821,828	$919,285	$1,741,113
Other underwriting (loss) income	(3,368)	(179)	(3,547)	475	(2,111)	(1,636)

Total underwriting revenues	$978,224	$949,622	$1,927,846	$822,303	$917,174	$1,739,477

UNDERWRITING EXPENSES
Net losses and loss expenses	$765,119	$867,547	$1,632,666	$558,040	$480,060	$1,038,100
Acquisition expenses	71,295	211,616	282,911	63,556	200,672	264,228
General and administrative expenses	146,115	118,037	264,152	123,335	118,585	241,920

Total expenses	$982,529	$1,197,200	$2,179,729	$744,931	$799,317	$1,544,248

UNDERWRITING (LOSS) INCOME	$(4,305)	$(247,578)	$(251,883)	$77,372	$117,857	$195,229

GAAP RATIOS
Loss ratio	77.9%	91.3%	84.6%	67.9%	52.2%	59.6%
Acquisition expense ratio	7.3%	22.3%	14.6%	7.7%	21.8%	15.2%
General and administrative expense ratio	14.9%	12.4%	13.7%	15.0%	12.9%	13.9%

Combined ratio AS REPORTED	100.1%	126.0%	112.9%	90.6%	86.9%	88.7%

Effect of favorable prior accident year reserve development	7.2%	11.5%	9.3%	5.7%	8.7%	7.3%

Combined ratio net of prior accident year reserve development	107.3%	137.5%	122.2%	96.3%	95.6%	96.0%

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	September 30,	September 30,	September 30,
	FOR THE YEARS ENDED
	DEC. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$1,469,798	$1,112,192	$1,152,150

Net premiums written	$1,005,490	$829,864	$740,310

Net premiums earned	$981,592	$821,828	$823,703
Other underwriting (loss) income	(3,368)	475	3,533

Total underwriting revenues	$978,224	$822,303	$827,236

UNDERWRITING EXPENSES
Net losses and loss expenses	$765,119	$558,040	$553,008
Acquisition expenses	71,295	63,556	84,724
General and administrative expenses	146,115	123,335	119,766

Total expenses	$982,529	$744,931	$757,498

UNDERWRITING (LOSS) INCOME	$(4,305)	$77,372	$69,738

GAAP RATIOS
Loss ratio	77.9%	67.9%	67.1%
Acquisition expense ratio	7.3%	7.7%	10.3%
General and administrative expense ratio	14.9%	15.0%	14.6%

Combined ratio AS REPORTED	100.1%	90.6%	92.0%

Effect of favorable prior accident year reserve development	7.2%	5.7%	11.2%

Combined ratio net of prior accident year reserve development	107.3%	96.3%	103.2%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	September 30,	September 30,	September 30,
	FOR THE YEARS ENDED
	DEC. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$997,316	$941,044	$869,300

Net premiums written	$974,331	$933,880	$865,740

Net premiums earned	$949,801	$919,285	$809,489
Other underwriting (loss) income	(179)	(2,111)	381

Total underwriting revenues	$949,622	$917,174	$809,870

UNDERWRITING EXPENSES
Net losses and loss expenses	$867,547	$480,060	$313,632
Acquisition expenses	211,616	200,672	183,247
General and administrative expenses	118,037	118,585	117,388

Total expenses	$1,197,200	$799,317	$614,267

UNDERWRITING (LOSS) INCOME	$(247,578)	$117,857	$195,603

GAAP RATIOS
Loss ratio	91.3%	52.2%	38.8%
Acquisition expense ratio	22.3%	21.8%	22.6%
General and administrative expense ratio	12.4%	12.9%	14.5%

Combined ratio AS REPORTED	126.0%	86.9%	75.9%

Effect of favorable prior accident year reserve development	11.5%	8.7%	7.3%

Combined ratio net of prior accident year reserve development	137.5%	95.6%	83.2%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	September 30,	September 30,	September 30,
	FOR THE YEARS ENDED
	DEC. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$901,746	$567,461	$572,096
Professional lines	169,319	170,146	193,799
Casualty	205,950	167,549	152,580
Property	109,312	122,110	124,621
Healthcare liability	82,519	87,593	82,955
Surety and other specialty	952	(2,667)	26,099

TOTAL INSURANCE	$1,469,798	$1,112,192	$1,152,150

REINSURANCE SEGMENT
Catastrophe	$346,021	$309,886	$303,404
Casualty	277,495	294,030	255,142
Property	266,562	224,544	215,085
Aerospace and Marine	54,591	48,761	44,696
Surety and other specialty	52,647	63,823	50,973

TOTAL REINSURANCE	$997,316	$941,044	$869,300

REPORTED TOTALS	$2,467,114	$2,053,236	$2,021,450

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	September 30,	September 30,	September 30,
	FOR THE YEARS ENDED
	DEC. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$586,659	$404,767	$324,480
Professional lines	137,962	148,717	167,091
Casualty	137,373	107,801	91,071
Property	64,930	88,299	68,011
Healthcare liability	77,609	82,893	78,284
Surety and other specialty	957	(2,613)	11,373

TOTAL INSURANCE	$1,005,490	$829,864	$740,310

REINSURANCE SEGMENT
Catastrophe	$329,081	$305,617	$302,218
Casualty	276,697	293,222	254,897
Property	266,562	224,544	215,085
Aerospace and Marine	52,335	46,696	42,563
Surety and other specialty	49,656	63,801	50,977

TOTAL REINSURANCE	$974,331	$933,880	$865,740

REPORTED TOTALS	$1,979,821	$1,763,744	$1,606,050

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	September 30,	September 30,	September 30,
	FOR THE YEARS ENDED
	DEC. 31, 2011	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$564,658	$397,643	$331,960
Professional lines	145,886	154,484	152,547
Casualty	121,585	105,070	89,340
Property	69,530	86,308	76,245
Healthcare liability	79,272	81,100	80,219
Surety and other specialty	661	(2,777)	93,392

TOTAL INSURANCE	$981,592	$821,828	$823,703

REINSURANCE SEGMENT
Catastrophe	$326,674	$315,708	$296,982
Casualty	278,114	272,968	208,865
Property	241,525	227,282	198,606
Aerospace and Marine	52,029	44,918	49,088
Surety and other specialty	51,459	58,409	55,948

TOTAL REINSURANCE	$949,801	$919,285	$809,489

REPORTED TOTALS	$1,931,393	$1,741,113	$1,633,192

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

	September 30,
	FOR THE YEAR
	ENDED DEC. 31, 2011

Average common equity [a]	$2,414,659

Net premiums earned	$1,931,393
Combined ratio	112.9%
Operating margin	(12.9)%
Premium leverage	0.80	x

Implied ROAE from underwriting activity	(10.3)%

Average cash and invested assets at amortized cost	$6,091,780
Investment leverage	2.52	x
Year to date investment income yield, pretax	2.4%

Implied ROAE from investment activity	6.0%

Financing Costs [b]	(2.5)%

Implied Pre-tax Operating ROAE, for period [c]	(6.8)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (beginning liquidation value of $200 million, ending liquidation value of $430 million).

[b]	Financing costs include interest expense and preferred dividends.

[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	September 30,		September 30,		September 30,		September 30,		September 30,		September 30,
	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	DEC. 31, 2011		SEPT. 30, 2011		JUNE 30, 2011		MAR. 31, 2011		2011		2010

Average common equity [a]	$2,193,558		$2,223,113		$2,224,270		$2,428,209		$2,414,659		$2,617,718

Net premiums earned	$500,489		$561,493		$486,578		$382,833		$1,931,393		$1,741,113

Premium leverage	0.23	x	0.25	x	0.22	x	0.16	x	0.80	x	0.67	x
Annualized premium leverage	0.92	x	1.00	x	0.88	x	0.64	x	0.80	x	0.67	x

Average cash and invested assets at amortized cost	$6,175,592		$6,213,420		$6,050,968		$5,960,786		$6,091,780		$5,978,909
Investment leverage	2.82	x	2.79	x	2.72	x	2.45	x	2.52	x	2.28	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF DECEMBER 31, 2011 AND 2010

	September 30,	September 30,	September 30,	September 30,
	December 31, 2011		December 31, 2010
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$913,492	14.5%	$610,454	9.9%
Short-term investments	67,802	1.1%	70,444	1.1%
U.S. government and government agencies notes	1,269,123	20.1%	1,010,819	16.3%
Government and agency guaranteed corporates	351,825	5.6%	671,150	10.8%
U.S. government agency residential mortgage-backed securities	965,019	15.3%	883,948	14.3%
U.S. government agency commercial mortgage-backed securities	28,807	0.5%	22,889	0.4%
Municipals	53,517	0.8%	29,979	0.5%
Foreign government	74,997	1.2%	140,461	2.3%
Corporate securities	1,139,899	18.1%	1,232,511	19.9%
Non-agency residential mortgage-backed securities	114,662	1.8%	246,410	4.0%
Non-agency commercial mortgage-backed securities	518,483	8.2%	604,820	9.8%
Asset-backed securities	315,634	5.0%	273,715	4.4%
Equity securities	59,767	0.9%	13,565	0.2%
Other investments [b]	432,658	6.9%	376,652	6.1%

Total	$6,305,685	100.0%	$6,187,817	100.0%

	September 30,	September 30,	September 30,	September 30,
Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$1,269,123	23.5%	$1,010,819	18.1%
AAA/Aaa	941,500	17.6%	2,639,682	47.4%
AA/Aa	1,665,593	30.9%	465,315	8.3%
A/A	776,251	14.4%	793,980	14.2%
BBB	130,864	2.4%	50,733	0.9%
Below BBB	114,716	2.1%	221,848	4.0%
Not Rated	1,721	—	4,769	0.1%
Equity securities	59,767	1.1%	13,565	0.2%
Other investments [b]	432,658	8.0%	376,652	6.8%

Total	$5,392,193	100.0%	$5,577,363	100.0%

	September 30,	September 30,
Performance	December 31, 2011	December 31, 2010
Yield [c]	2.4%	3.3%
Duration in years [d]	2.39	2.39

	September 30,	September 30,	September 30,	September 30,	September 30,
	Year Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	Dec. 31, 2011	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011
Cash and fixed income securities	$147,731	$33,705	$36,622	$38,661	$38,744
Other Investments	(694)	6,889	(22,522)	1,181	13,757

Total net investment income	$147,037	$40,594	$14,100	$39,842	$52,501

Note: [a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.

[b]	Other investments includes investments in alternative and specialty funds.

[c]	Earned yield for the twelve months ending 12/31/11 and twelve months ending 12/31/10 excludes realized and unrealized gains and losses on fixed maturity investments.

[d]	Duration excludes other investments and operating cash.

[e]	Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.

STRUCTURED SECURITIES DETAIL

AS OF DEC. 31, 2011

	September 30,	September 30,	September 30,
			Percentage of
Structured (RMBS, CMBS, ABS, CDO and CLO) securities ratings	Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies	$993,826	51.2%	15.8%
AAA/Aaa	669,536	34.5%	10.6%
AA/Aa	101,792	5.2%	1.6%
A/A	83,472	4.3%	1.3%
BBB	34,905	1.8%	0.6%
Below BBB	58,852	3.0%	0.9%
Not Rated	222	—	—

Total	$1,942,605	100.0%	30.8%

	September 30,	September 30,	September 30,	September 30,	September 30,
					Percentage of
Structured securities sectors (RMBS, CMBS, ABS, CDO and CLO)			Fair Value	Percentage	Investment Portfolio
Commercial
Agency			$28,807	1.5%	0.5%
Non Agency			537,920	27.7%	8.5%
Residential
Agency			965,019	49.7%	15.3%
Non Agency			115,304	5.9%	1.8%
Consumer			246,649	12.7%	3.9%
Collateralized Loan Obligations (CLO)			48,906	2.5%	0.8%

Total			$1,942,605	100.0%	30.8%

	Spread Duration	3.00 years

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF DEC. 31, 2011

	September 30,	September 30,	September 30,	September 30,
	December 31, 2011
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

JPMORGAN CHASE & CO	$38,053	$38,253	$200	A
METLIFE INC	30,545	30,996	451	A
WAL-MART STORES INC	26,370	27,428	1,057	AA
INTERNATIONAL BUSINESS MACHINES CORP	27,093	27,331	238	A+
VERIZON COMMUNICATIONS INC	24,867	26,203	1,336	A-
NOVARTIS AG	23,647	25,000	1,354	AA-
US BANCORP	21,675	22,311	637	A
CREDIT SUISSE GROUP AG	22,129	21,875	(254)	A+
HSBC HOLDINGS PLC	20,678	20,620	(58)	A+
PEPSICO INC/NC	18,288	19,687	1,399	A
EDISON INTERNATIONAL	16,978	17,791	813	A
MORGAN STANLEY	18,807	17,400	(1,408)	A-
BANK OF AMERICA CORP	17,922	16,409	(1,513)	A-
NEW YORK LIFE INSURANCE COMPANY	15,533	16,098	564	AA+
BANK OF NOVA SCOTIA	15,550	15,746	195	AA-
NATIONAL GRID PLC	13,916	15,279	1,363	A-
CITIGROUP INC	15,769	15,252	(517)	A-
PHILIP MORRIS INTERNATIONAL INC	14,418	15,202	784	A
ROYAL DUTCH SHELL PLC	14,199	14,841	642	AA
AT&T INC	14,095	14,719	625	A-
MEDTRONIC INC	13,399	13,988	589	AA-
BANK OF NEW YORK MELLON CORP/THE	12,174	12,581	407	A+
TOTAL SA	12,382	12,434	52	AA-
GENERAL ELECTRIC CO	12,472	12,206	(265)	AA+
ROYAL BANK OF SCOTLAND GROUP PLC	12,574	12,009	(566)	A

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTHS ENDED DEC. 31, 2011			YEAR ENDED DEC. 31, 2011
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,910,537	$(479,132)	$3,431,405	$3,319,927	$(319,349)	$3,000,578

Incurred related to:
Current year	667,310	(213,079)	454,231	2,523,501	(710,857)	1,812,644
Prior years	(26,475)	(15,604)	(42,079)	(224,297)	44,319	(179,978)

Total Incurred	640,835	(228,683)	412,152	2,299,204	(666,538)	1,632,666

Paid related to:
Current year	(601,534)	72,465	(529,069)	(1,194,480)	344,348	(850,132)
Prior years	(124,414)	(31,615)	(156,029)	(594,663)	(25,468)	(620,131)

Total Paid	(725,948)	40,850	(685,098)	(1,789,143)	318,880	(1,470,263)

Foreign currency translation	(1,200)	37	(1,163)	(5,764)	79	(5,685)

Balance, end of period	$3,824,224	$(666,928)	$3,157,296	$3,824,224	$(666,928)	$3,157,296

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2011

	September 30,	September 30,	September 30,
			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2011	$(34,612)	$(14,093)	$(48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)
Quarter ended December 31, 2011	(566)	(41,513)	(42,079)

Year ended December 31, 2011	$(70,779)	$(109,199)	$(179,978)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2010

	September 30,	September 30,	September 30,
			Total
	Insurance	Reinsurance	Company
Incurred related to prior years

Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)
Quarter ended December 31, 2010	(11,525)	(12,071)	(23,596)

Year ended December 31, 2010	$(46,871)	$(79,931)	$(126,802)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2009

	September 30,	September 30,	September 30,
			Total
	Insurance	Reinsurance	Company
Incurred related to prior years

Quarter ended March 31, 2009	$(36,798)	$(2,520)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(16,132)	(35,974)
Quarter ended September 30, 2009	(13,952)	(20,449)	(34,401)
Quarter ended December 31, 2009	(21,486)	(19,710)	(41,196)

Year ended December 31, 2009	$(92,078)	$(58,811)	$(150,889)

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	FOR THE QUARTERS ENDED				FOR THE YEAR ENDED
	DEC. 31, 2011	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2011	DEC. 31, 2010
INSURANCE SEGMENT
Short tail[a]	$(132)	$(4,182)	$(5,150)	$(9,274)	$(18,738)	$(21,349)
Long tail[b]	(916)	(8,501)	(5,490)	(2,560)	(17,467)	(11,649)
Other[c]	482	272	(12,550)	(22,778)	(34,574)	(13,873)

TOTAL INSURANCE	(566)	(12,411)	(23,190)	(34,612)	(70,779)	(46,871)

REINSURANCE SEGMENT
Short tail[a]	(37,014)	(19,342)	(19,245)	(14,163)	(89,764)	(68,865)
Long tail[b]	(4,917)	(11,234)	335	275	(15,541)	(7,700)
Other[c]	418	(1,426)	(2,681)	(205)	(3,894)	(3,366)

TOTAL REINSURANCE	(41,513)	(32,002)	(21,591)	(14,093)	(109,199)	(79,931)

REPORTED TOTALS	$(42,079)	$(44,413)	$(44,781)	$(48,705)	$(179,978)	$(126,802)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes its casualty line of business and some units included in its surety and other specialty line of business.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment is the agriculture unit included in its surety and other specialty line of business.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
									Reported
	Insurance				Reinsurance				Totals
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT DEC. 31, 2011
Case reserves	$31,408	$404,377	$203,844	$639,629	$497,218	$284,619	$403	$782,240	$1,421,869
Total reserves	$57,721	$1,624,221	$255,601	$1,937,543	$902,492	$979,407	$4,782	$1,886,681	$3,824,224

Case reserves / Total reserves	54.4%	24.9%	79.8%	33.0%	55.1%	29.1%	8.4%	41.5%	37.2%

IBNR / Total reserves	45.6%	75.1%	20.2%	67.0%	44.9%	70.9%	91.6%	58.5%	62.8%

AT SEPT. 30, 2011
Case reserves	$28,669	$387,942	$370,589	$787,200	$488,768	$268,058	$573	$757,399	$1,544,599
Total reserves	$53,598	$1,582,357	$396,681	$2,032,636	$912,592	$957,963	$7,346	$1,877,901	$3,910,537

Case reserves / Total reserves	53.5%	24.5%	93.4%	38.7%	53.6%	28.0%	7.8%	40.3%	39.5%

IBNR / Total reserves	46.5%	75.5%	6.6%	61.3%	46.4%	72.0%	92.2%	59.7%	60.5%

AT JUNE 30, 2011
Case reserves	$19,410	$375,869	$247,145	$642,424	$431,972	$268,802	$1,187	$701,961	$1,344,385
Total reserves	$48,268	$1,568,198	$276,347	$1,892,813	$893,835	$950,506	$10,970	$1,855,311	$3,748,124
Case reserves / Total reserves	40.2%	24.0%	89.4%	33.9%	48.3%	28.3%	10.8%	37.8%	35.9%
IBNR / Total reserves	59.8%	76.0%	10.6%	66.1%	51.7%	71.7%	89.2%	62.2%	64.1%

AT MAR. 31, 2011
Case reserves	$18,089	$378,010	$73,374	$469,473	$322,587	$255,397	$455	$578,439	$1,047,912
Total reserves	$45,739	$1,539,977	$187,017	$1,772,733	$861,084	$919,839	$12,542	$1,793,465	$3,566,198

Case reserves / Total reserves	39.5%	24.5%	39.2%	26.5%	37.5%	27.8%	3.6%	32.3%	29.4%

IBNR / Total reserves	60.5%	75.5%	60.8%	73.5%	62.5%	72.2%	96.4%	67.7%	70.6%

AT DEC. 31, 2010
Case reserves	$14,730	$325,750	$116,687	$457,167	$319,322	$248,870	$990	$569,182	$1,026,349
Total reserves	$45,330	$1,493,398	$190,865	$1,729,593	$670,750	$907,384	$12,200	$1,590,334	$3,319,927

Case reserves / Total reserves	32.5%	21.8%	61.1%	26.4%	47.6%	27.4%	8.1%	35.8%	30.9%

IBNR / Total reserves	67.5%	78.2%	38.9%	73.6%	52.4%	72.6%	91.9%	64.2%	69.1%

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	September 30,	September 30,	September 30,	September 30,	September 30,
	YEARS ENDED DECEMBER 31,			INCEPTION TO
	2011	2010	2009	DEC. 31, 2011
(Loss) Income and Return on Equity:
Net (loss) income (attributable) available to common and participating common shareholders	$(117,859)	$349,238	$520,604	$2,302,643

Operating (loss) income (attributable) available to common and participating common shareholders	(152,303)	330,035	505,202	2,349,233

Average Shareholders’ equity [a]	2,414,659	2,617,718	2,297,283	1,972,190

Net (loss) income return on average equity	(4.9)%	13.3%	22.7%	11.7%	[c]
Operating return on average equity	(6.3)%	12.6%	22.0%	11.9%	[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$50.56	$52.74	$44.61	$50.56

Dividends paid per share	1.20	1.00	1.00	8.33

Change in diluted book value per common share	(4.1)%	18.2%	34.9%	16.1%	[c]

Total return to common shareholders [b]	(1.9)%	20.5%	38.0%	20.4%	[c]

[a]	Excludes the $430 million (2010 and earlier—$200 million) liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION—TWO CLASS METHOD

	September 30,	September 30,	September 30,	September 30,	September 30,
		QUARTERS ENDED		YEARS ENDED
		DEC. 31,		DEC. 3,
		2011	2010	2011	2010
DILUTIVE SHARES OUTSTANDING:	Average market price per share	$36.21	$43.49	$40.93	$39.04
AS REPORTED	Basic weighted average common shares outstanding [a]	40,641	47,385	40,215	50,882
	Add: weighted avg. unvested restricted share units	10	18	11	18
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$100	$239	$100	$239
	Less: restricted share units bought back via treasury method	(10)	(5)	(11)	(7)
	Add: weighted avg. dilutive warrants outstanding	1,944	2,986	2,670	2,990
	Weighted average exercise price per share	$11.67	$12.87	$11.67	$12.87
	Less: warrants bought back via treasury method	(1,944)	(884)	(2,670)	(986)
	Add: weighted avg. dilutive options outstanding	369	1,294	673	1,424
	Weighted average exercise price per share	$15.44	$16.50	$15.04	$16.27
	Proceeds from unrecognized option expense	—	—	—	—
	Less: options bought back via treasury method	(369)	(491)	(673)	(593)

	Weighted average dilutive shares outstanding [b]	40,641	50,303	40,215	53,728

Notes:	[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

[b] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

(LOSSES) EARNINGS PER SHARE INFORMATION—TWO CLASS METHOD

	September 30,	September 30,	September 30,	September 30,
	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2011	2010	2011	2010

Net (loss) income	$(27,376)	$111,228	$(93,734)	$364,738
Less preferred dividends	(8,187)	(3,875)	(24,125)	(15,500)

Net (loss) income (attributable) available to common and participating common shareholders	$(35,563)	$107,353	$(117,859)	$349,238
Less amount allocated to participating common shareholders [a]	(221)	(2,036)	(961)	(6,595)

Net (loss) income (attributable) available allocated to common shareholders	$(35,784)	$105,317	$(118,820)	$342,643

Denominator:
Weighted average shares—basic
Outstanding	40,641	47,385	40,215	50,880
Vested restricted share units	—	—	—	2

	40,641	47,385	40,215	50,882

Share Equivalents
Warrants	—	2,102	—	2,004
Options	—	803	—	831
Restricted share units	—	13	—	11

Weighted average shares—diluted	40,641	50,303	40,215	53,728

Basic (losses) earnings per common share	$(0.88)	$2.22	$(2.95)	$6.73

Diluted (losses) earnings per common share [b]	$(0.88)	$2.09	$(2.95)	$6.38

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of (losses) earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.

[b]	Represents diluted (losses) earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING (LOSS) INCOME RECONCILIATION

(LOSSES) EARNINGS PER SHARE INFORMATION—TWO CLASS METHOD

	September 30,	September 30,	September 30,	September 30,
	Two-Class Method		Two-Class Method
	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2011	2010	2011	2010

Net (loss) income	$(27,376)	$111,228	$(93,734)	$364,738
Add (less) after-tax items:
Net foreign exchange gains	208	3,496	(7,614)	(2,967)
Net realized and unrealized investment gains	(4,836)	(7,176)	(30,350)	(20,180)
Net impairment losses recognized in (losses) earnings	701	712	3,520	3,944

Operating (loss) income before preferred dividends	$(31,303)	$108,260	$(128,178)	$345,535
Preferred dividends	(8,187)	(3,875)	(24,125)	(15,500)

Operating (loss) income (attributable) available to common and participating common shareholders	$(39,490)	$104,385	$(152,303)	$330,035
Less amount allocated to participating common shareholders [a]	(221)	(1,980)	(961)	(6,235)

Operating (loss) income allocated to common shareholders	$(39,711)	$102,405	$(153,264)	$323,800

Weighted average common shares outstanding
Basic	40,641	47,385	40,215	50,882
Dilutive	40,641	50,303	40,215	53,728

Basic per common share data
Net (loss) income allocated to common shareholders	$(0.88)	$2.22	$(2.95)	$6.73
Add (less) after-tax items:
Net foreign exchange gains	0.01	0.07	(0.19)	(0.05)
Net realized and unrealized investment gains	(0.12)	(0.15)	(0.76)	(0.40)
Net impairment losses recognized in (losses) earnings	0.01	0.02	0.09	0.08

Operating (loss) income allocated to common shareholders	$(0.98)	$2.16	$(3.81)	$6.36

Diluted per common share data
Net (loss) income allocated to common shareholders	$(0.88)	$2.09	$(2.95)	$6.38
Add (less) after-tax items:
Net foreign exchange gains	0.01	0.07	(0.19)	(0.05)
Net realized and unrealized investment gains	(0.12)	(0.14)	(0.76)	(0.37)
Net impairment losses recognized in (losses) earnings	0.01	0.02	0.09	0.07

Operating (loss) income allocated to common shareholders [b]	$(0.98)	$2.04	$(3.81)	$6.03

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of (losses) earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.

[b]	Represents diluted (losses) earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES SENSITIVITY ANALYSIS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
DILUTIVE SHARES OUSTANDING
Market Price per Share
$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00
43,131	43,134	43,136	43,138	43,140	43,142	43,144	43,145	43,147	43,149	43,150

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

	September 30,	September 30,	September 30,
		DEC. 31,
		2011	2010
DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$38.25	$46.07
AS-IF CONVERTED [a]	Basic common shares outstanding	42,367	46,259
	Add: unvested restricted shares and restricted share units	730	980
	Add: dilutive warrants outstanding	—	2,986
	Weighted average exercise price per share	—	$12.87
	Add: dilutive options outstanding	115	1,278
	Weighted average exercise price per share	$23.14	$16.50

	Book Value [b]	$2,181,165	$2,648,153
	Add: proceeds from converted warrants	—	38,430
	Add: proceeds from converted options	2,661	21,087

	Pro forma book value	$2,183,826	$2,707,670
	Dilutive shares outstanding	43,212	51,503
	Basic book value per common share	$51.48	$57.25
	Diluted book value per common share	$50.54	$52.57
DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$38.25	$46.07
TREASURY STOCK METHOD	Basic common shares outstanding	42,367	46,259
	Add: unvested restricted shares and restricted share units	730	980
	Add: dilutive warrants outstanding	—	2,986
	Weighted average exercise price per share	—	$12.87
	Less: warrants bought back via treasury method	—	(834)
	Add: dilutive options outstanding	115	1,278
	Weighted average exercise price per share	$23.14	$16.50
	Less: options bought back via treasury method	(70)	(458)

	Dilutive shares outstanding	43,142	50,211
	Basic book value per common share	$51.48	$57.25
	Diluted book value per common share	$50.56	$52.74

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding

[b]	Excludes the $430 million (2010—$200 million) liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating (loss) income is an internal performance measure used by the Company in the management of its operations. Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net (loss) income determined in accordance with GAAP, the Company believes that showing operating (loss) income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating (loss) income should not be viewed as a substitute for GAAP net (loss) income. Please see page 31 for a reconciliation of operating (loss) income to net (loss) income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 33 for a reconciliation of diluted book value per common share to basic book value per common share.